 CGM FOCUS FUND

SCHEDULE OF INVESTMENTS as of March 31, 2019

(unaudited)

INVESTMENTS HELD LONG — 107.2% OF TOTAL NET ASSETS

COMMON STOCKS — 106.0% OF TOTAL NET ASSETS

Aerospace/Defense — 10.2%	Shares	Value(a)
Lockheed Martin Corporation	100,000	$30,016,000
Northrop Grumman Corporation	105,000	28,308,000
		58,324,000
Banks - Money Center — 28.5%
Banco Bradesco S.A. ADR (b)(c)	6,130,000	66,878,300
Banco Santander (Brasil) S.A. ADR (b)(c)	3,565,000	40,034,950
Itau Unibanco Holding S.A. ADR (b)(c)	6,360,000	56,031,600
		162,944,850
Beverages and Tobacco — 2.5%
Altria Group, Inc.	250,000	14,357,500

Electronic and Communication Equipment — 8.6%
Zebra Technologies Corporation (d)	234,200	49,071,926

Financial Services - Miscellaneous — 5.6%
PagSeguro Digital Ltd. (b)(d)	1,065,000	31,790,250

Food - Retailers and Wholesalers — 2.8%
Companhia Brasileira de Distribuicao ADR (b)	700,000	16,296,000

Housing and Building Materials — 2.5%
D.R. Horton, Inc.	270,000	11,172,600
Lennar Corporation	70,000	3,436,300
		14,608,900
Oil - Independent Production — 12.9%
Continental Resources, Inc. (d)	50,000	2,238,500
Petroleo Brasileiro S.A. - Petrobras ADR (b)(c)	4,500,000	71,640,000
		73,878,500
Oil Refining — 14.0%
Marathon Petroleum Corporation	250,000	14,962,500
PBF Energy Inc.	160,000	4,982,400
Phillips 66	330,000	31,406,100

Valero Energy Corporation	340,000	28,842,200
		80,193,200
Retail — 6.3%
Dollar Tree, Inc. (c)(d)	305,000	32,037,200
Kohl's Corporation	60,000	4,126,200
		36,163,400
Steel — 9.9%
Companhia Siderurgica Nacional ADR (b)(d)	7,350,000	30,208,500
Gerdau S.A. ADR (b)	6,900,000	26,772,000
		56,980,500
Textile and Apparel — 2.2%
PVH Corp.	30,000	3,658,500
V.F. Corporation	100,000	8,691,000
		12,349,500
TOTAL COMMON STOCKS (Identified cost $568,956,105)		606,958,526

SHORT-TERM INVESTMENT — 1.2% OF TOTAL NET ASSETS	Face Amount
Tri-party Repurchase Agreement with Fixed Income Clearing Corporation, dated 03/29/2019 at 0.50% to be repurchased at $6,810,000 on 04/01/2019 collateralized by $6,470,000 U.S. Treasury Bond, 3.125% due 05/15/2048 valued at $6,936,437 including interest. (Cost $6,810,000)(e)	$6,810,000	6,810,000

TOTAL INVESTMENTS HELD LONG — 107.2% (Identified cost $575,766,105)(f)		613,768,526

INVESTMENTS HELD SHORT — (20.5)% OF TOTAL NET ASSETS

COMMON STOCKS — (20.5)% OF TOTAL NET ASSETS

Auto and Related — (10.3%)	Shares
Carvana Co. (d)	(1,020,000)	(59,221,200)

Leisure — (4.9%)
Netflix, Inc. (d)	(79,000)	(28,168,240)

Retail — (5.3%)
Amazon.com, Inc. (d)	(17,000)	(30,272,750)

TOTAL COMMON STOCKS (Proceeds $102,447,506)		(117,662,190)

TOTAL INVESTMENTS HELD SHORT — (20.5)% (Proceeds $102,447,506)(f)	(117,662,190)
Cash and receivables	101,498,564
Liabilities	(24,979,367)
TOTAL NET ASSETS — 100.0%	$572,625,533

(a)	Security valuation — Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (the “Board”). Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (“OTC”) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For securities with no sale reported, the last reported bid price is used for long positions and the last reported ask price for short positions. Corporate debt securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. United States government debt securities held long are valued at the current closing bid and if held short are valued at the current closing ask, as last reported by a pricing service approved by the Board.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board. For example, when developments occur between the close of a market and the close of the New York Stock Exchange ("NYSE") that may materially affect the value of some or all of the securities, or when trading in a security is halted, these procedures may be used. The frequency with which these procedures are used is unpredictable. These valuation procedures may result in a change to a particular security’s assigned level within the fair value hierarchy described below. The value of securities used for net asset value (“NAV”) calculation under these procedures may differ from published prices for the same securities.

The Fund may use valuation techniques consistent with the market, income, and cost approach to measure fair value. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts (cash flows, earnings) to a single present amount. The cost approach is based on the amount that currently would be required to replace the service capacity of an asset. To increase consistency and comparability in fair value measurements and related disclosure, the Fund utilizes a fair value hierarchy which prioritizes the various inputs to valuation techniques used to measure fair value into three broad levels:

•	Level 1 - Prices determined using: quoted prices in active markets for identical securities that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

•	Level 2 - Prices determined using: other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.).

•	Level 3 - Prices determined using: significant unobservable inputs, including the Fund’s own assumptions and judgment in determining the fair value of investments. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available in the circumstances. Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by Capital Growth Management Limited Partnership, the Fund’s investment adviser (“CGM”). Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2019:

		Valuation Inputs
Classification	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Investments in Securities-Assets
Common Stocks*	$606,958,526	—	—
Short-Term Investment
Repurchase Agreement	—	$6,810,000	—
Total:	$606,958,526	$6,810,000	—

Investments in Securities-Liabilities
Common Stocks*	$(117,662,190)	—	—
Total:	$(117,662,190)	—	—

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

(b)	At March 31, 2019, the Fund had approximately 53.8% of net assets invested in companies incorporated in Brazil and approximately 5.6% of net assets invested in a company incorporated in Cayman Islands.

(c)	A portion of this security has been segregated as collateral in connection with short sale investments. The market value of securities held in a segregated account at March 31, 2019 was $208,512,500 and the value of cash held in a segregated account was $73,420,195.

(d)	Non-income producing security.

(e)	The Fund enters into repurchase agreements, under the terms of a Master Repurchase Agreement, secured by U.S. Government or Agency securities, which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed upon date and price. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. Consequently, there may be possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. Upon an event of default under the Master Repurchase Agreement, the Fund would attempt to exercise its rights with respect to the underlying security, including taking possession of the cash and/or collateral provided by the seller. At March 31, 2019, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(f)	Federal Tax Information: At March 31, 2019, the net unrealized appreciation on investments, in securities and securities sold short, based on cost of $483,640,242 for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$45,060,996
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(32,594,902)
$12,466,094

The cost basis has been reduced by the proceeds of the short positions ($102,447,506) at March 31, 2019. Since the cost basis includes the proceeds from short sales it may result in a net negative cost basis.The cost basis and unrealized appreciation/(depreciation) for the Schedule of Investments and tax purposes differ due to differing treatments of wash sale losses deferred.

ADR: American Depositary Receipt - a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.